Evercore Small Cap Equity Fund

Supplement Dated September 23, 2010
To the Prospectus dated September 1, 2010

About Your Investment- Choosing Your Share Class

The table on page 8 of the Prospectus is hereby deleted and moved to below the second paragraph in the section “A Class Charges and Waivers- A Class Sales Charges” on page 9 of the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE